SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2002

Variagenics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-31035	04-3182077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street

Cambridge, MA 02139-1548
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 588-5300

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit
No.	Description

99.1	Certification of Principal Executive Officer and Principal Financial Officer

ITEM 9.  REGULATION FD DISCLOSURE

In connection with the Quarterly Report on Form 10-Q of Variagenics, Inc. (the “Company”) for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby files the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002.  On November 14, 2002, Joseph S. Mohr, President and Chief Business Officer of the Company and Richard P. Shea, Chief Operating Officer and Chief Financial Officer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as an exhibit and incorporated herein by reference.

                                                                                           SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Variagenics, Inc.
(Registrant)

Date: November 14, 2002	By:	/s/ RICHARD P. SHEA
Richard P. Shea
Chief Operating Officer,
Chief Financial Officer and Treasurer

                                                                                         EXHIBIT INDEX

Exhibit
No.	Description

99.1	Certification of Principal Executive Officer and Principal Financial Officer